QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.1

STATEMENT OF CHIEF EXECUTIVE OFFICER OF
AGILE THERAPEUTICS, INC.
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the annual report of Agile Therapeutics, Inc. (the "Company") on Form 10-K for the year ended December 31, 2014 as filed with the Securities and Exchange Commission (the "Report"), I, Alfred Altomari, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

          1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 26, 2015	/s/ ALFRED ALTOMARI Alfred Altomari Chief Executive Officer (Principal Executive Officer)

QuickLinks

  Exhibit 32.1
STATEMENT OF CHIEF EXECUTIVE OFFICER OF AGILE THERAPEUTICS, INC. PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002